PIMCO Municipal Income Fund II
Semi-Annual period ending 113002
File No. 81121076

Exhibit 77Q3
(a)
(i) The registrants disclosure
controls and
 procedures have been
 evaluated as
of a date within 90
days of the filing date
 of the report and are
deemed to be reasonably
designed to achieve the
purposes described in
rule 30a-2c under the
Investment Company Act.

(ii) There have been no
significant
changes in the registrants
internal controls or in
other factors
that could significantly affect these
controls subsequent to the
date of their evaluation.

(iii) CERTIFICATIONS

I, Brian S Shlissel
certify that:

1. I have reviewed this report on
Form NSAR of PIMCO Municipal
Income Fund II

2. Based on my knowledge
this
report does not contain
any untrue statement
of a material fact or
omit to state a material
fact necessary to make
the statements
made in light of the
circumstances
under which such
statements were made,
not misleading with
respect to the period
covered by this report and

3. Based on my knowledge the
financial information included
in this report
and the financial statements
on which the
financial information is
based fairly present
in all material respects the
financial condition
results of operations changes
in net assets and
cash flows if the financial
statements are
required to include
statement of cash flows
of the registrant as of and
for the periods
 presented in this report

4. The registrants other
certifying
officers and I are
responsible for
establishing and
maintaining disclosure
controls and procedures as
defined in rule 30a2c
under the Investment
Company Act
for the registrant and have:

a) Designed such
disclosure
controls and procedures
to ensure that
material information
relating to the
registrant including its
consolidated
subsidiaries is made
known to us
by others within those
entities particularly
during the period in which
this report is
being prepared

b) Evaluated the
effectiveness of the
registrants disclosure controls and
procedures as of a date within 90 days
prior to the filing
date of this report
the Evaluation Date and

c) Presented in this
report our
conclusions about the
effectiveness
of the disclosure controls
and procedures
based on our evaluation as of the Evaluation Date

      5.	The registrants other
certifying officers and
       I have disclosed based
on our most recent
      evaluation to the registrants
 auditors and the
      audit committee of the
registrants board of
      directors or persons performing
 the equivalent functions

a) All significant deficiencies
in the
design or operation of
internal controls
which could adversely affect
the registrants
 ability to record process
 summarize
and report financial data and
have identified
 for the registrants auditors any material weaknesses in internal controls and

b) Any fraud whether or not material
 that involves management or other
employees who have a significant role
 in the registrants internal controls and

6. The registrants other
certifying officers and I
have indicated in this report whether or not there were significant changes in internal controls or in other factors that could
significantly affect
internal controls subsequent
to the date of our most
recent evaluation including any
corrective actions
with regard to significant
deficiencies and
material weaknesses.

Date:  January 28 2003

/s/ Brian S Shlissel
Brian S Shlissel
President and Chief
Executive Officer



PIMCO Municipal Income Fund II
SemiAnnual period ending 113002
File No. 811-21076

Exhibit 77Q3
(a)
(iv) The registrants disclosure
controls and procedures have been
evaluated as of a date within 90 days
of the filing date of the report and are deemed to be reasonably designed to achieve the purposes described in rule
30a2c under the Investment Company Act.

(v) There have been no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

(vi) CERTIFICATIONS

I, Lawrence G Altadonna certify that:

1. I have reviewed this report on
Form NSAR of PIMCO Municipal Income Fund II

2. Based on my knowledge, this report
does not contain any untrue statement
 of a material fact or omit to state a
material fact necessary to make the statements
 made in light of the circumstances
under which such statements were made
not misleading with respect to the
period covered by this report and

3. Based on my knowledge the financial
information included in this report and the financial statements on which the financial information is based fairly present in all material respects the financial condition results of operations changes in net assets and cash flows
if the financial statements are required to include statement of cash flows of the registrant as of and for the periods presented in this report

4. The registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures as defined in rule 30a2c under the Investment Company Act for the registrant and have:

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant including
 its consolidated subsidiaries is
made known to us by others within
those entities particularly during the
period in which this report is being prepared

b) Evaluated the effectiveness of the
registrants disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
the Evaluation Date and

c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrants other certifying
officers and I have disclosed based on our most recent evaluation to the registrants auditors and the audit committee of the registrants board of directors or persons performing the equivalent functions

a) All significant deficiencies in the
design or operation of internal controls which could adversely affect the registrants ability to record process summarize
and report financial data and have
identified for the registrants auditors
any material weaknesses in internal
controls; and

b) Any fraud whether or not material that involves management or other employees who have a significant role in the registrants internal controls and

6. The registrants other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  January 28 2003

/s/ Lawrence G. Altadonna
Lawrence G Altadonna
Treasurer Principal Financial
Accounting Officer